Exhibit 13.02 Certification pursuant to 18 U.S.C. Section 1350.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sadia S.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2004, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Luiz Gonzaga Murat Junior, Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(iii) the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(iv) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Luis Gonzaga Murat Junior
Name: Luiz Gonzaga Murat Junior
Title: Chief Financial Officer

July 7, 2005

A signed original of this written statement required by Section 906 has been provided to Sadia S.A. and will be retained by Sadia S.A. and furnished to the Securities and Exchange Commission or its staff upon request.